UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21676
Eaton Vance Tax-Managed Buy-Write Income Fund
(Exact Name of registrant as Specified in Charter)
The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Address of Principal Executive Offices)
Maureen A. Gemma
The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
December 31
Date of Fiscal Year End
December 31, 2008
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Annual Report December 31, 2008

WALL ST

EATON VANCE TAX-MANAGED BUY-WRITE INCOME FUND

Eaton Vance
Investment Managers
Annual Report December 31, 2008
EATON VANCE TAX-MANAGED
BUY-WRITE
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to lime, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2008
M A N A G E M E N T’S  D I S C U S S I O N  OF  F U N D  P E R F O R M A N C E
Economic and Market Conditions
•	Global equity markets suffered profound losses during 2008, a year that will likely go down as one of the worst in modern financial market history. The U.S. economy held up relatively well during the first half of the year, but the simultaneous bursting of the housing, credit and commodity bubbles created a global financial crisis of unforeseen levels. Equity markets collapsed during the second half of the year, as a series of catastrophic events on Wall Street induced panic and fear among market participants. Additionally, commodity prices collapsed during the second half of 2008 and after peaking at more than $145 per barrel in July, oil prices traded down to around $44 at year end. The U.S. economy was officially declared in recession during the fourth quarter as unemployment continued to rise. The Federal Reserve responded to the crises with a dramatic cut in interest rates.
•	Equity markets posted double-digit declines for the year ended December 31, 2008. The S&P 500 Index suffered its worst loss since 1937, while the Dow Jones Industrials Average experienced the third-worst loss in its history. By the end of 2008, equity losses approached $7 trillion of shareholder wealth, erasing the gains of the last six years. On average, small-capitalization stocks slightly outperformed large-capitalization stocks and value-style investments fared better than growth-style investments.
Walter A. Row, CFA
Eaton Vance
Management
Co-Portfolio Manager
Thomas Seto
Parametric Portfolio
Associates, LLC
Co-Portfolio Manager
Ronald M. Egalka
Rampart Investment
Management
Co-Portfolio Manager
David Stein, Ph.D.
Parametric Portfolio
Associates, LLC
Co-Portfolio Manager

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and/or other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	The Fund is a closed-end fund and trades on the New York Stock Exchange (NYSE) under the symbol “ETB.” The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing in a diversified portfolio of common stocks that seeks to exceed the performance of the S&P 500 Index.[1] Under normal market conditions, the Fund seeks to generate current earnings in part by employing an options strategy of writing (selling) S&P 500 Index call options on substantially the full value of its holdings of common stocks. During the year ended December 31, 2008, the Fund continued to provide shareholders with attractive quarterly distributions.
•	At net asset value (NAV), the Fund outperformed the S&P 500 Index and the CBOE S&P 500 BuyWrite Index for the year ended December 31, 2008. Similar to many closed-end funds, the Fund’s share price traded at a discount to NAV, as investors sold equity positions amidst record levels of market volatility. At December 31, 2008, the discount to NAV was -8.21%.

Eaton Vance Tax-Managed Buy-Write Income Fund
Total Return Performance 12/31/07 — 12/31/08

NYSE Symbol	ETB

At Net Asset Value (NAV)	-22.44%
At Share Price	-19.29%
S&P 500 Index[1]	-36.99%
CBOE S&P 500 BuyWrite Index[1]	-28.65%
Lipper Options Arbitrage/Options Strategies Average[1]	-31.82%

Premium/(Discount) to NAV	-8.21%
Total Distributions per share	$1.80
Distribution Rate[2] At NAV	13.19%
At Share Price	14.37%
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Distribution Rate is based on the Fund’s most recent quarterly distribution per share (annualized) divided by the Fund’s NAV or share price at the end of the period. The Fund’s quarterly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2008
M A N A G E M E N T’S  D I S C U S S I O N  OF  F U N D  P E R F O R M A N C E
•	As of December 31, 2008, the Fund maintained a diversified portfolio, with investments in industries throughout the U.S. economy that tracked the S&P 500 Index. Among the Fund’s common stock holdings, its largest sector allocations as of December 31, 2008 were information technology, health care, consumer staples, energy and financials. The Fund’s relative performance was helped by stock selection in both consumer staples and consumer discretionary. The Fund’s exposure to the health care and utilities sectors detracted from Fund performance, as a result of weakening economic conditions in the second half of the year.
•	As of December 31, 2008, the Fund had written call options on approximately 100% of its equity holdings. The Fund seeks current earnings in large part from option premiums, which can vary with investors’ expectations of the future volatility (“implied volatility”) of the underlying assets. The year 2008 witnessed continued high levels of implied volatility in concert with a significant level of actual volatility in the equity markets, particularly in the last four months of the year. The Fund was able to “monetize” some of this volatility in the form of higher premiums, which provided a positive benefit to the Fund. Of course, in future periods of strong market growth, this strategy may lessen returns relative to the market.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2008
F U N D  P E R F O R M A N C E
Fund Performance

NYSE Symbol	ETB

Average Annual Total Returns (at share price, New York Stock Exchange)

One Year	-19.29%
Life of Fund (4/29/05)	-2.03

Average Annual Total Returns (at net asset value)

One Year	-22.44%
Life of Fund (4/29/05)	0.28

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and/or other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Fund Composition

Top Ten Holdings1

By total investments

Exxon Mobil Corp.	5.4%
Procter & Gamble Co.	2.7
Microsoft Corp.	2.4
Chevron Corp.	2.3
General Electric Co.	2.2
Wal-Mart Stores, Inc.	2.1
AT&T, Inc.	2.0
Johnson & Johnson	1.9
International Business Machines Corp.	1.7
Philip Morris International, Inc.	1.6

[1]	Top Ten Holdings represented 24.3% of the Fund’s total investments as of 12/31/08. The Top Ten Holdings are presented without the offsetting effect of the Fund’s written option positions at 12/31/08. Excludes cash equivalents.
Sector Weightings2
By total investments

[2]	Reflects the Fund’s total investments as of 12/31/08. Sector Weightings are presented without the offsetting effect of the Fund’s written option positions at 12/31/08. Excludes cash equivalents.

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks — 101.4%
Security	Shares	Value

Aerospace & Defense — 2.7%

Boeing Co. (The)	24,961	$1,065,086
Honeywell International, Inc.	66,929	2,197,279
Northrop Grumman Corp.	22,634	1,019,435
Rockwell Collins, Inc.	59,290	2,317,646
United Technologies Corp.	48,521	2,600,726

		$9,200,172

Air Freight & Logistics — 1.3%

CH Robinson Worldwide, Inc.	19,160	$1,054,375
Expeditors International of Washington, Inc.	21,522	716,037
United Parcel Service, Inc., Class B	45,237	2,495,273

		$4,265,685

Beverages — 3.7%

Brown-Forman Corp., Class B	24,548	$1,263,977
Coca-Cola Co. (The)	111,894	5,065,441
Coca-Cola Enterprises, Inc.	131,864	1,586,324
PepsiCo, Inc.	81,530	4,465,398

		$12,381,140

Biotechnology — 1.7%

Amgen, Inc.(1)	25,967	$1,499,594
Celgene Corp.(1)	43,589	2,409,600
Cephalon, Inc.(1)	10,226	787,811
Gilead Sciences, Inc.(1)	4,828	246,904
Progenics Pharmaceuticals, Inc.(1)	81,644	841,750

		$5,785,659

Building Products — 0.1%

Masco Corp.	25,985	$289,213

		$289,213

Capital Markets — 2.6%

Bank of New York Mellon Corp. (The)	82,529	$2,338,047
Federated Investors, Inc., Class B	32,602	552,930
Franklin Resources, Inc.	23,936	1,526,638
Goldman Sachs Group, Inc.	20,520	1,731,683
Invesco PLC ADR	54,842	791,918
Janus Capital Group, Inc.	15,871	127,444
Merrill Lynch & Co., Inc.	147,712	1,719,368

		$8,788,028

Chemicals — 1.1%

E.I. Du Pont de Nemours & Co.	73,387	$1,856,691
Eastman Chemical Co.	27,979	887,214
Monsanto Co.	15,486	1,089,440

		$3,833,345

Commercial Banks — 2.6%

BB&T Corp.	68,082	$1,869,532
Fifth Third Bancorp	108,447	895,772
Huntington Bancshares, Inc.	24,702	189,217
Popular, Inc.	61,181	315,694
U.S. Bancorp	83,650	2,092,086
Wells Fargo & Co.	98,964	2,917,459
Zions Bancorporation	19,255	471,940

		$8,751,700

Commercial Services & Supplies — 0.8%

Avery Dennison Corp.	4,927	$161,261
Waste Management, Inc.	72,987	2,418,789

		$2,580,050

Communications Equipment — 3.4%

Ciena Corp.(1)	22,165	$148,505
Cisco Systems, Inc.(1)	237,947	3,878,536
Corning, Inc.	201,160	1,917,055
Harris Corp.	30,013	1,141,995
Nokia Oyj ADR	29,005	452,478
QUALCOMM, Inc.	105,832	3,791,961
Research In Motion, Ltd.(1)	2,639	107,091

		$11,437,621

Computers & Peripherals — 4.4%

Apple, Inc.(1)	45,698	$3,900,324
Hewlett-Packard Co.	132,163	4,796,195
International Business Machines Corp.	68,838	5,793,406
QLogic Corp.(1)	12,895	173,309

		$14,663,234

Construction & Engineering — 0.4%

Fluor Corp.	33,070	$1,483,851

		$1,483,851

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Containers & Packaging — 0.1%

Bemis Co., Inc.	7,308	$173,053

		$173,053

Distributors — 0.5%

Genuine Parts Co.	43,485	$1,646,342

		$1,646,342

Diversified Consumer Services — 0.6%

H&R Block, Inc.	87,314	$1,983,774

		$1,983,774

Diversified Financial Services — 3.5%

Bank of America Corp.	224,898	$3,166,564
Citigroup, Inc.	439,519	2,949,172
JPMorgan Chase & Co.	157,459	4,964,682
Moody’s Corp.	29,272	588,074

		$11,668,492

Diversified Telecommunication Services — 3.9%

AT&T, Inc.	241,770	$6,890,445
Frontier Communications Corp.	107,009	935,259
Verizon Communications, Inc.	152,166	5,158,427
Windstream Corp.	22,303	205,188

		$13,189,319

Electric Utilities — 1.2%

Duke Energy Corp.	123,997	$1,861,195
FirstEnergy Corp.	42,170	2,048,619
Pinnacle West Capital Corp.	7,168	230,308

		$4,140,122

Electrical Equipment — 0.8%

Emerson Electric Co.	71,644	$2,622,887

		$2,622,887

Energy Equipment & Services — 2.0%

Diamond Offshore Drilling, Inc.	17,050	$1,004,927
Halliburton Co.	78,280	1,423,130
Noble Corp.	47,966	1,058,130
Rowan Cos., Inc.	9,660	153,594
Schlumberger, Ltd.	71,716	3,035,738

		$6,675,519

Food & Staples Retailing — 3.7%

CVS Caremark Corp.	117,638	$3,380,916
Safeway, Inc.	80,171	1,905,665
Wal-Mart Stores, Inc.	127,758	7,162,113

		$12,448,694

Food Products — 0.8%

ConAgra Foods, Inc.	36,224	$597,696
Hershey Co. (The)	52,654	1,829,200
Kraft Foods, Inc., Class A	12,657	339,840

		$2,766,736

Gas Utilities — 0.1%

Nicor, Inc.	13,905	$483,060

		$483,060

Health Care Equipment & Supplies — 2.3%

Baxter International, Inc.	54,605	$2,926,282
Covidien, Ltd.	62,470	2,263,913
Medtronic, Inc.	54,884	1,724,455
St. Jude Medical, Inc.(1)	21,128	696,379

		$7,611,029

Health Care Providers & Services — 1.8%

Express Scripts, Inc.(1)	14,298	$786,104
Laboratory Corp. of America Holdings(1)	9,283	597,918
McKesson Corp.	39,374	1,524,955
Medco Health Solutions, Inc.(1)	56,843	2,382,290
Quest Diagnostics, Inc.	11,070	574,644

		$5,865,911

Hotels, Restaurants & Leisure — 1.8%

Carnival Corp., Unit	35,434	$861,755
International Game Technology	16,922	201,203
Marriott International, Inc., Class A	9,178	178,512
McDonald’s Corp.	43,420	2,700,290
Starwood Hotels & Resorts Worldwide, Inc.	2,114	37,841
Wyndham Worldwide Corp.	169,527	1,110,402
Yum! Brands, Inc.	35,271	1,111,036

		$6,201,039

Household Durables — 0.5%

Centex Corp.	16,646	$177,113
D.R. Horton, Inc.	22,646	160,107
Harman International Industries, Inc.	3,789	63,390

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Household Durables (continued)

KB Home	11,606	158,074
Lennar Corp., Class A	18,611	161,357
Ryland Group, Inc.	8,463	149,541
Whirlpool Corp.	22,533	931,740

		$1,801,322

Household Products — 2.9%

Clorox Co. (The)	9,553	$530,765
Procter & Gamble Co.	149,558	9,245,676

		$9,776,441

Industrial Conglomerates — 3.2%

3M Co.	56,559	$3,254,405
General Electric Co.	467,206	7,568,737

		$10,823,142

Insurance — 3.6%

ACE, Ltd.	3,619	$191,517
AON Corp.	46,813	2,138,418
Cincinnati Financial Corp.	7,464	216,978
First American Corp.	13,676	395,100
Genworth Financial, Inc., Class A	51,330	145,264
Lincoln National Corp.	110,574	2,083,214
MBIA, Inc.(1)	18,569	75,576
MetLife, Inc.	49,180	1,714,415
PartnerRe, Ltd.	5,273	375,807
Prudential Financial, Inc.	35,186	1,064,728
Travelers Companies, Inc. (The)	66,891	3,023,473
XL Capital Ltd., Class A	171,087	633,022

		$12,057,512

Internet Software & Services — 1.7%

Akamai Technologies, Inc.(1)	48,372	$729,933
Google, Inc., Class A(1)	13,350	4,107,127
VeriSign, Inc.(1)	47,053	897,771

		$5,734,831

IT Services — 0.7%

Automatic Data Processing, Inc.	37,355	$1,469,546
Cognizant Technology Solutions Corp.(1)	9,188	165,935
Fidelity National Information Services, Inc.	33,633	547,209

		$2,182,690

Leisure Equipment & Products — 0.7%

Mattel, Inc.	149,048	$2,384,768

		$2,384,768

Life Sciences Tools & Services — 0.2%

Life Technologies Corp.(1)	2,685	$62,587
Thermo Fisher Scientific, Inc.(1)	17,881	609,206

		$671,793

Machinery — 0.9%

Eaton Corp.	24,497	$1,217,746
Ingersoll-Rand Co., Ltd., Class A	50,134	869,825
Manitowoc Co., Inc. (The)	13,710	118,729
Parker Hannifin Corp.	9,499	404,087
Terex Corp.(1)	8,217	142,318
Titan International, Inc.	11,946	98,554

		$2,851,259

Media — 2.0%

Central European Media Enterprises, Ltd., Class A(1)	6,780	$147,262
Comcast Corp., Class A	77,416	1,306,782
Interpublic Group of Cos., Inc.(1)	54,079	214,153
McGraw-Hill Cos., Inc. (The)	82,349	1,909,673
Meredith Corp.	7,320	122,537
Walt Disney Co.	138,175	3,135,191

		$6,835,598

Metals & Mining — 0.8%

AK Steel Holding Corp.	13,180	$122,838
Alcoa, Inc.	23,504	264,655
Allegheny Technologies, Inc.	7,067	180,420
Nucor Corp.	15,304	707,045
Titanium Metals Corp.	19,321	170,218
United States Steel Corp.	32,999	1,227,563

		$2,672,739

Multiline Retail — 1.2%

Big Lots, Inc.(1)	42,909	$621,751
Macy’s, Inc.	237,560	2,458,746
Nordstrom, Inc.	69,043	918,962

		$3,999,459

Multi-Utilities — 2.8%

CenterPoint Energy, Inc.	17,504	$220,900
CMS Energy Corp.	166,426	1,680,903

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Multi-Utilities (continued)

Dominion Resources, Inc.	64,318	2,305,157
DTE Energy Co.	4,649	165,830
Integrys Energy Group, Inc.	10,554	453,611
NorthWestern Corp.	25,000	586,750
Public Service Enterprise Group, Inc.	77,276	2,254,141
TECO Energy, Inc.	109,287	1,349,694
Xcel Energy, Inc.	12,009	222,767

		$9,239,753

Oil, Gas & Consumable Fuels — 11.8%

Chevron Corp.	103,723	$7,672,390
ConocoPhillips	90,302	4,677,644
EOG Resources, Inc.	26,676	1,776,088
Exxon Mobil Corp.	228,240	18,220,399
Massey Energy Co.	7,673	105,811
Occidental Petroleum Corp.	57,279	3,436,167
Peabody Energy Corp.	28,451	647,260
Range Resources Corp.	24,056	827,286
Tesoro Corp.	39,997	526,760
Williams Cos., Inc.	115,681	1,675,061

		$39,564,866

Paper & Forest Products — 0.1%

MeadWestvaco Corp.	30,389	$340,053

		$340,053

Personal Products — 0.4%

Alberto-Culver Co.	43,605	$1,068,759
Estee Lauder Cos., Inc., Class A	10,679	330,622

		$1,399,381

Pharmaceuticals — 8.4%

Abbott Laboratories	95,292	$5,085,734
Bristol-Myers Squibb Co.	149,680	3,480,060
Eli Lilly & Co.	20,796	837,455
Johnson & Johnson	107,999	6,461,580
Merck & Co., Inc.	105,446	3,205,558
Pfizer, Inc.	291,077	5,154,974
Wyeth	104,111	3,905,204

		$28,130,565

Professional Services — 0.2%

Monster Worldwide, Inc.(1)	13,858	$167,543
Robert Half International, Inc.	28,288	588,956

		$756,499

Real Estate Investment Trusts (REITs) — 0.6%

Plum Creek Timber Co., Inc.	14,236	$494,559
Simon Property Group, Inc.	29,775	1,581,946

		$2,076,505

Real Estate Management & Development — 0.0%

CB Richard Ellis Group, Inc., Class A(1)	25,169	$108,730

		$108,730

Road & Rail — 0.7%

CSX Corp.	32,017	$1,039,592
JB Hunt Transport Services, Inc.	8,069	211,973
Norfolk Southern Corp.	23,139	1,088,690

		$2,340,255

Semiconductors & Semiconductor Equipment — 2.4%

Analog Devices, Inc.	9,079	$172,683
Applied Materials, Inc.	180,620	1,829,681
Intel Corp.	142,723	2,092,319
KLA-Tencor Corp.	62,458	1,360,960
Linear Technology Corp.	6,750	149,310
Microchip Technology, Inc.	95,673	1,868,494
NVIDIA Corp.(1)	46,376	374,254
Teradyne, Inc.(1)	28,183	118,932

		$7,966,633

Software — 3.5%

Adobe Systems, Inc.(1)	32,525	$692,457
Citrix Systems, Inc.(1)	7,719	181,937
Microsoft Corp.(1)	425,902	8,279,535
Novell, Inc.(1)	34,459	134,046
Oracle Corp.(1)	121,046	2,146,146
Quest Software, Inc.(1)	17,700	222,843

		$11,656,964

Specialty Retail — 1.1%

AutoNation, Inc.(1)	24,047	$237,584
Home Depot, Inc.	91,151	2,098,296
RadioShack Corp.	12,102	144,498

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Specialty Retail (continued)

Sherwin-Williams Co. (The)	13,337	796,886
Tiffany & Co.	14,641	345,967

		$3,623,231

Textiles, Apparel & Luxury Goods — 0.7%

Nike, Inc., Class B	47,448	$2,419,848

		$2,419,848

Thrifts & Mortgage Finance — 0.1%

Sovereign Bancorp, Inc.	54,261	$161,698

		$161,698

Tobacco — 2.3%

Philip Morris International, Inc.	123,026	$5,352,861
Reynolds American, Inc.	6,000	241,860
UST, Inc.	28,842	2,001,058

		$7,595,779

Total Common Stocks
(identified cost $373,853,213)		$340,107,989

Total Investments — 101.4%
(identified cost $373,853,213)		$340,107,989

Covered Call Options Written — (1.8)%
	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	910	$900	1/17/09	$(2,275,000)
S&P 500 Index	735	920	1/17/09	(1,065,750)
S&P 500 Index	1,749	925	1/17/09	(2,256,210)
S&P 500 Index	294	935	1/17/09	(367,500)

Total Covered Call Options Written
(premiums received $14,192,036)
			$(5,964,460)

Other Assets, Less Liabilities — 0.4%
			$1,467,677

Net Assets — 100.0%				$335,611,206

Industry classifications included in the Portfolio of Investments are unaudited.

ADR - American Depository Receipt

(1)	Non-income producing security.

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Investments, at value (identified cost, $373,853,213)	$340,107,989
Cash	1,068,631
Dividends and interest receivable	812,968
Tax reclaims receivable	837

Total assets	$341,990,425

Liabilities

Written options outstanding, at value (premiums received, $14,192,036)
$5,964,460
Payable to affiliate for investment adviser fee	272,537
Payable to affiliate for Trustees’ fees	3,133
Accrued expenses	139,089

Total liabilities	$6,379,219

Net Assets	$335,611,206

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 24,581,806 shares issued and outstanding	$245,818
Additional paid-in capital	369,109,342
Accumulated distributions in excess of net realized gain (computed on the basis of identified cost)	(8,227,616)
Accumulated undistributed net investment income	1,310
Net unrealized depreciation (computed on the basis of identified cost)	(25,517,648)

Net Assets	$335,611,206

Net Asset Value

($335,611,206 ÷ 24,581,806 common shares issued and outstanding)	$13.65

Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Dividends (net of foreign taxes, $4,664)	$11,431,645
Interest	34,800

Total investment income	$11,466,445

Expenses

Investment adviser fee	$4,117,560
Trustees’ fees and expenses	13,468
Custodian fee	230,687
Legal and accounting services	64,717
Printing and postage	64,208
Transfer and dividend disbursing agent fees	28,275
Miscellaneous	31,575

Total expenses	$4,550,490

Net investment income	$6,915,955

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(58,266,743)
Written options	63,023,660
Disposal of investments in violation of restrictions and net increase from payments by affiliate	0

Net realized gain	$4,756,917

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(124,170,624)
Written options	6,723,205

Net change in unrealized appreciation (depreciation)	$(117,447,419)

Net realized and unrealized loss	$(112,690,502)

Net decrease in net assets from operations	$(105,774,547)

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2008	December 31, 2007

From operations —
Net investment income	$6,915,955	$5,659,187
Net realized gain from investment transactions, written options and disposal of investments in violation of restrictions and net increase from payments by affiliate	4,756,917	16,466,278
Net change in unrealized appreciation (depreciation) of investments and written options	(117,447,419)	8,246,852

Net increase (decrease) in net assets from operations	$(105,774,547)	$30,372,317

Distributions —
From net investment income	$(6,882,707)	$(5,614,168)
From net realized gain	(11,543,975)	(17,022,122)
Tax return of capital	(25,820,569)	(21,585,564)

Total distributions	$(44,247,251)	$(44,221,854)

Capital share transactions —
Reinvestment of distributions	$—	$727,992

Total increase in net assets from capital share transactions	$—	$727,992

Net decrease in net assets	$(150,021,798)	$(13,121,545)

Net Assets

At beginning of year	$485,633,004	$498,754,549

At end of year	$335,611,206	$485,633,004

Accumulated undistributed net investment income included in net assets

At end of year	$1,310	$31,898

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Year Ended December 31,
					Period Ended
	2008		2007	2006	December 31, 2005(1)

Net asset value — Beginning of period	$19.760		$20.320	$19.400	$19.100(2)

Income (loss) from operations

Net investment income(3)	$0.281		$0.230	$0.226	$0.140
Net realized and unrealized gain (loss)	(4.591)		1.010	2.496	1.088

Total income (loss) from operations	$(4.310)		$1.240	$2.722	$1.228

Less distributions

From net investment income	$(0.280)		$(0.228)	$(0.226)	$(0.138)
From net realized gain	(0.470)		(0.693)	(0.078)	(0.138)
Tax return of capital	(1.050)		(0.879)	(1.496)	(0.624)

Total distributions	$(1.800)		$(1.800)	$(1.800)	$(0.900)

Offering costs charged to paid-in capital(3)	$—		$—	$(0.002)	$(0.028)

Net asset value — End of period	$13.650		$19.760	$20.320	$19.400

Market value — End of period	$12.530		$17.430	$21.100	$18.160

Total Investment Return on Net Asset Value(4)	(22.44	)%(5)	6.62%	14.88%	6.35	%(6)(9)

Total Investment Return on Market Value(4)	(19.29	)%(5)	(9.43)%	27.44%	(0.45	)%(6)(9)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$335,611		$485,633	$498,755	$475,816
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(7)	1.11%		1.11%	1.10%	1.11	%(8)
Net investment income	1.68%		1.15%	1.15%	1.06	%(8)
Portfolio Turnover	49%		35%	20%	10	%(9)

(1)	For the period from the start of business, April 29, 2005, to December 31, 2005.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)	Computed using average shares outstanding.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)	During the year ended December 31, 2008, the sub-adviser reimbursed the Fund for a realized loss on the disposal of an investment security which did not meet investment guidelines. The loss was less than $0.01 per share and had no effect on total return.

(6)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	Not annualized.

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Managed Buy-Write Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing primarily in a diversified portfolio of common stocks. Under normal market conditions, the Fund seeks to generate current earnings in part by employing an options strategy of writing S&P 500 index call options with respect to a substantial portion of its common stock portfolio.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on any exchange on which the options are traded or, in the absence of sales on such date, at the mean between the closing bid and asked prices therefore. Over-the-counter options are valued based on broker quotations. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

2   Distributions to Shareholders

The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.

The tax character of distributions declared for the years ended December 31, 2008 and December 31, 2007 was as follows:

	Year Ended December 31,
	2008	2007

Distributions declared from:
Ordinary income	$6,882,707	$11,052,733
Long-term capital gains	$11,543,975	$11,583,557
Tax return of capital	$25,820,569	$21,585,564

During the year ended December 31, 2008, accumulated distributions in excess of net realized gain was decreased by $63,836 and accumulated undistributed net investment income was decreased by $63,836 due to differences between book and tax accounting, primarily for distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2008, the components of distributable earnings (accumulated losses) and unrealized depreciation on a tax basis were as follows:

Net unrealized depreciation	$(33,743,954)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, written options contracts and distributions from REITs.

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. For the year ended December 31, 2008, the adviser fee amounted to $4,117,560. Pursuant to sub-advisory agreements, EVM has delegated a portion of the investment management to Parametric Portfolio Associates, LLC (Parametric), an affiliate of EVM, and delegated the investment management of the Fund’s options strategy to Rampart Investment Management Company, Inc. (Rampart). EVM pays Parametric and Rampart a portion of its advisory fee for sub-advisory services provided to the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

During the year ended December 31, 2008, the Fund realized a loss of $14,707 due to the sale of an investment security not meeting investment guidelines, and was reimbursed for such loss by Parametric.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $239,107,725 and $206,260,975, respectively, for the year ended December 31, 2008.

5   Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares for the year ended December 31, 2008. Common shares issued pursuant to the Fund’s dividend reinvestment plan for the year ended December 31, 2007 were 36,304.

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$373,851,943

Gross unrealized appreciation	$24,454,754
Gross unrealized depreciation	(58,198,708)

Net unrealized depreciation	$(33,743,954)

7   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at December 31, 2008 is included in the Portfolio of Investments.

Written call options activity for the year ended December 31, 2008 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of year	3,239	$7,157,841
Options written	40,418	120,539,130
Options terminated in closing purchase transactions	(39,969)	(113,504,935)

Outstanding, end of year	3,688	$14,192,036

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At December 31, 2008, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

8   Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective January 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2008, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$340,107,989	$(5,964,460)
Level 2	Other Significant Observable Inputs	—	—
Level 3	Significant Unobservable Inputs	—	—

Total		$340,107,989	$(5,964,460)

*	Other financial instruments include written call options.

The Fund held no investments or other financial instruments as of December 31, 2007 whose fair value was determined using Level 3 inputs.

9   Recently Issued Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance Tax-Managed Buy-Write Income Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Buy-Write Income Fund (the “Fund”), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the start of business, April 29, 2005, to December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the start of business, April 29, 2005, to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2009 showed the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gain dividends.

Qualified Dividend Income. The Fund designates $10,653,163, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2008 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gain Dividends. The Fund designates $11,543,975 as a capital gain dividend.

Eaton Vance Tax-Managed Buy-Write Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company. as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund’s transfer agent, American Stock Transfer & Trust Company or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, American Stock Transfer & Trust Company, at 1-866-439-6787.

Eaton Vance Tax-Managed Buy-Write Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                  Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Managed Buy-Write Income Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders
As of December 31, 2008, our records indicate that there are 110 registered shareholders and approximately 20,337 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETB.

Eaton Vance Tax-Managed Buy-Write Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Tax-Managed Buy-Write Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Tax-Managed Buy-Write Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), and the sub-advisory agreements with Parametric Portfolio Associates, LLC (“PPA”) and Rampart Investment Management Company, Inc. (“Rampart,” and with PPA, the “Sub-advisers”) including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreements for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and sub-advisory agreements of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-advisers.

The Board considered the Adviser’s and the Sub-advisers’ management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and whose responsibilities include supervising each Sub-adviser and coordinating their activities in implementing the Fund’s investment strategy. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as tax efficiency and special considerations relevant to investing in stocks and selling call options on the S&P 500 Index. With respect to PPA, the Board noted PPA’s experience in deploying quantitative-based investment strategies. With respect to Rampart, the Board considered Rampart’s business reputation and its options strategy and its past experience in implementing this strategy. The Board also took into consideration the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and Sub-advisers and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

Eaton Vance Tax-Managed Buy-Write Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-advisers, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory and sub-advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2007 for the Fund. In light of the Fund’s relatively brief operating history, the Board concluded that additional time was required to evaluate Fund performance.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including PPA, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates, including PPA, in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser and its affiliates as a result of securities transactions effected for the Fund and other investment advisory clients. The Board also concluded that, in light of its roles as a sub-adviser not affiliated with the Adviser, Rampart’s profitability in managing the Fund was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including PPA, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Tax-Managed Buy-Write Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Tax Managed Buy-Write Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Officers of the Fund hold indefinite terms of office and Trustees’ term of office is noted below. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 until March 22, 2009 and thereafter at Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Fund	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Class I Trustee and Vice President	Until 2009. 1 year. Trustee since 2008 and Vice President since 2005.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Class I Trustee	Until 2009. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Class I Trustee	Until 2009. 2 years. Trustee since 2007.	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Class II Trustee	Until 2010. 3 years. Trustee since 2005.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Class II Trustee	Until 2010. 3 years. Trustee since 2005.	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Class III Trustee	Until 2011. 3 years. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ’s Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Eaton Vance Tax-Managed Buy-Write Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Fund	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Class II Trustee	Until 2010. 2 years. Trustee since 2008.	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Class III Trustee	Until 2011. 3 years. Trustee since 2005.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Class III Trustee	Until 2011. 3 years. Trustee since 2005 and Chairman of the Board since 2007.	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Fund	Service	During Past Five Years

Duncan W. Richardson 10/26/57	President	Since 2005	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2005	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying as to compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on May 16, 2008. The Fund has also filed its CEO and CFO certifications required by Section 302 of the Sarbanes-Oxley Act with the SEC as an exhibit to its most recent Form N-CSR.

Investment Adviser and Administrator of
Eaton Vance Tax-Managed Buy-Write Income Fund
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Advisers of Eaton Vance Tax-Managed Buy-Write Income Fund
Parametric Portfolio Associates, LLC
1151 Fairview Avenue N.
Seattle, WA 98109

Rampart Investment Management Company, Inc.
One International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Buy-Write Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2427-2/09	CE-TMBWISRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).

Item 4. Principal Accountant Fees and Services (a) –(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2007 and December 31, 2008 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	12/31/07	12/31/08

Audit Fees	$38,290	$36,215
Audit-Related Fees(1)	0	0
Tax Fees(2)	7,918	$8,200
All Other Fees(3)	0	$417

Total	$46,208	$44,832

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal year ended December 31, 2007 and the fiscal year ended December 31, 2008; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	12/31/07	12/31/08

Registrant	$7,918	$8,200
Eaton Vance[1]	$281,446	$345,473

(1)	The Investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Lynn A. Stout, Heidi L. Steiger and Ralph E. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s

Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
EVM is investment adviser to the Fund. EVM has engaged its affiliate, Parametric Portfolio Associates LLC (“Parametric”), as a sub-adviser to the Fund responsible for structuring and managing the Fund’s common stock portfolio, including tax-loss harvesting and other tax-management techniques. In addition, EVM has engaged Rampart Investment Management Company, Inc. (“Rampart”) to serve as a sub-adviser to the Fund to provide advice on and execution of the Fund’s options strategy.

Walter A. Row and other EVM investment professionals comprise the investment team responsible for managing the Fund’s overall investment program, providing the sub-advisers with research support and supervising the performance of the sub-advisers. Mr. Row is the portfolio manager responsible for the day-to-day management of EVM’s responsibilities with respect to the Fund’s investment portfolio. Mr. Row is a Vice President and Head of Structured Equity Portfolios at EVM. He is a member of EVM’s Equity Strategy Committee and co-manages other Eaton Vance registered investment companies. He joined Eaton Vance’s equity group in 1996.
David Stein, Ph.D. and Thomas Seto are the Parametric portfolio managers responsible for the day-to-day management of the Fund’s common stock portfolio. Mr. Stein is Managing Director and Chief Investment Officer at Parametric, where he leads the investment, research and technology activities. Prior to joining Parametric, Mr. Stein held senior research, development and portfolio management positions at GTE Investment Management Corp, the Vanguard Group and IBM Retirement Funds. Mr. Seto is a Vice President and the Director of Portfolio Management at Parametric where he is responsible for all portfolio management, including taxable, tax-exempt, quantitative-active and international strategies. Prior to joining Parametric, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.
Ronald M. Egalka is responsible for the development and implementation of Rampart’s options strategy utilized in managing the Fund. Mr. Egalka has been with Rampart since 1983 and is its President and CEO.
The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

			Number of
	Number	Total Assets	Accounts	Total Assets of
	of All	of All	Paying a	Accounts Paying a
	Accounts	Accounts*	Performance Fee	Performance Fee*
Walter A. Row
Registered Investment Companies	10	$10,246.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$0.4	0	$0
David M. Stein
Registered Investment Companies	5	$3,604.4	0	$0
Other Pooled Investment Vehicles	16	$4,364.7	0	$0
Other Accounts	16,910	$15,061.0	0	$0

			Number of
	Number	Total Assets	Accounts	Total Assets of
	of All	of All	Paying a	Accounts Paying a
	Accounts	Accounts*	Performance Fee	Performance Fee*
Thomas Seto
Registered Investment Companies	5	$3,604.4	0	$0
Other Pooled Investment Vehicles	16	$4,364.7	0	$0
Other Accounts	16,910	$15,061.0	0	$0
Ronald M. Egalka
Registered Investment Companies	7	$9,027.4	2	$1,586.4
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	354	$785.3	0	$0

*	In millions of dollars.
The following table shows the dollar range of Fund shares beneficially by each portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of
Equity Securities
Portfolio	Owned in the
Manager	Fund
Walter A. Row	$10,001 — $50,000
David M. Stein	None
Thomas Seto	None
Ronald M. Egalka	$10,001 — $50,000
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser or sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Compensation Structure for Parametric
Compensation of Parametric portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) a quarterly cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC;s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after calendar year-end.
Method to Determine Compensation. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and EVC, its parent company. Cash bonuses are determined based on a target percentage of Parametric profits. While the salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.
Compensation Structure for Rampart
The identified Rampart portfolio managers are founding shareholders of Rampart. The compensation of the portfolio managers has two primary components: (1) a base salary, and (2) an annual cash bonus. There are also certain retirement, insurance and other benefits that are broadly available to all Rampart employees. Compensation of Rampart investment professionals is reviewed primarily on an annual basis. Cash bonuses and adjustments in base salary are typically paid or put into effect at or shortly after the June 30 fiscal year-end of Rampart.
Rampart compensates its founding shareholders, including the identified portfolio managers, based primarily on the scale and complexity of their responsibilities. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. Rampart seeks to compensate all portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. This is reflected in the founding shareholders/identified portfolio managers’ salaries.
Salaries and profit participations are also influenced by the operating performance of Rampart. While the salaries of Rampart’s founding shareholders/identified portfolio managers are comparatively fixed, profit participations may fluctuate substantially from year to year, based on changes in financial performance.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Tax-Managed Buy-Write Income Fund

By:	/s/ Duncan W. Richardson Duncan W. Richardson President

Date:	February 16, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell Treasurer

Date:	February 16, 2009

By:	/s/ Duncan W. Richardson Duncan W. Richardson President

Date:	February 16, 2009